                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC3

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2004

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

Aggregate Outstanding Principal Balance                                 $653,620,324
Aggregate Original Principal Balance                                    $655,167,230
Number of Mortgage Loans                                                       4,442

                                        MINIMUM         MAXIMUM         AVERAGE (1)
                                        -------         -------         -----------
Original Principal Balance              $12,980         $616,000         $147,494
Outstanding Principal Balance           $12,912         $613,619         $147,146

                                        MINIMUM         MAXIMUM     WEIGHTED AVERAGE (2)
                                        -------         -------     --------------------
Original Term (mos)                        180             360              350
Stated remaining Term (mos)(5)             172             357              345
Loan Age (mos)(5)                            3              11                5
Current Interest Rate                    4.100%         13.650%           6.819%
Initial Interest Rate Cap (3)            1.000%          5.000%           2.896%
Periodic Rate Cap (3)                    1.000%          2.000%           1.128%
Gross Margin (3)                         3.250%         10.250%           6.186%
Maximum Mortgage Rate (3)                8.800%         18.900%          12.938%
Minimum Mortgage Rate (3)                3.875%         10.500%           6.563%
Months to Roll (3)(5)                       13              56               21
Original Loan-to-Value                    7.17%         100.00%           82.66%
Credit Score (4)                           500             814              631

                               EARLIEST       LATEST
                               --------       ------
Maturity Date                  02/01/19      07/01/34

LIEN POSITION                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
1st Lien                                96.03%
2nd Lien                                 3.97%

OCCUPANCY                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Primary                                 95.67%
Second Home                              0.98%
Investment                               3.35%

LOAN TYPE                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Fixed Rate                              29.53%
ARM                                     70.47%

AMORTIZATION TYPE              PERCENT OF MORTGAGE POOL
-----------------              ------------------------
Fully Amortizing                        78.96%
Interest-Only                           17.63%
Balloon                                  3.41%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
2003                                     0.33%
2004                                    99.67%

LOAN PURPOSE                   PERCENT OF MORTGAGE POOL
------------                   ------------------------
Purchase                                65.44%
Refinance - Rate Term                    6.78%
Refinance - Cashout                     57.78%

PROPERTY TYPE                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
Single Family                           77.44%
Rowhouse                                 0.17%
Townhouse                                0.73%
Condominium                              4.11%
Two-to Four-Family                       3.07%
Planned Unit Development                14.43%
Manufactured Housing                     0.06%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

(5)   As of the Cut-off Date.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE        PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
-----------------------    --------------   ------------   ----------  --------   --------  -----------   --------    -------------
5.500% or less                   250        $ 51,887,500      7.94%      5.265%      665    $   207,550    78.48%         81.83%
5.501% to 6.000%                 618         123,204,720     18.85       5.846       653        199,360    80.03          73.68
6.001% to 6.500%                 727         134,436,835     20.57       6.312       637        184,920    80.18          60.22
6.501% to 7.000%                 867         147,254,276     22.53       6.814       620        169,843    83.11          62.59
7.001% to 7.500%                 469          68,056,064     10.41       7.302       613        145,109    83.97          60.70
7.501% to 8.000%                 395          51,180,775      7.83       7.789       606        129,572    84.89          60.21
8.001% to 8.500%                 243          25,455,597      3.89       8.322       605        104,756    85.51          63.80
8.501% to 9.000%                 214          20,282,582      3.10       8.791       599         94,778    87.97          70.97
9.001% to 9.500%                 167          10,375,385      1.59       9.368       613         62,128    93.01          69.94
9.501% to 10.000%                114           6,106,629      0.93       9.863       634         53,567    92.86          42.55
10.001% to 10.500%               114           5,101,386      0.78      10.364       652         44,749    98.22          22.76
10.501% to 11.000%               140           5,577,280      0.85      10.854       656         39,838    99.77          34.42
11.001% to 11.500%                53           2,091,464      0.32      11.287       641         39,462    99.85          56.38
11.501% to 12.000%                49           1,719,624      0.26      11.891       644         35,094    99.77          40.14
12.001% to 12.500%                13             532,980      0.08      12.338       634         40,998   100.00          43.69
12.501% to 13.000%                 5             162,915      0.02      12.796       645         32,583    97.56          38.89
13.001% to 13.500%                 3             168,327      0.03      13.254       635         56,109   100.00          33.07
13.501% to 14.000%                 1              25,984      0.00      13.650       606         25,984   100.00         100.00
                               -----        ------------    ------      ------       ---    -----------   ------         ------
TOTAL:                         4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.100% per annum to 13.650% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.819% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
    RANGE OF                                 PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE        PERCENT
REMAINING MONTHS              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
TO STATED MATURITY         MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
------------------         --------------   ------------   ----------  --------   --------  -----------   --------    -------------
    169 to 180                   660        $ 31,184,944      4.77%      9.601%      652     $ 47,250      93.79%         49.14%
    229 to 240                    68           6,005,739      0.92       7.522       631       88,320      80.29          83.60
    241 to 252                     1              90,572      0.01       7.900       612       90,572      52.00         100.00
    277 to 288                     1             265,636      0.04       6.850       681      265,636      90.00         100.00
    289 to 300                     6             903,406      0.14       6.466       662      150,568      78.73         100.00
    337 to 348                     1             106,141      0.02       7.500       718      106,141      95.00         100.00
    349 to 360                  3705         615,063,887     94.10       6.672       629      166,009      82.12          65.46
                               -----        ------------    ------      ------       ---    ---------     ------         ------
    TOTAL:                     4,442        $653,620,324    100.00%      6.819%      631     $147,146      82.66%         64.92%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 346 months.

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
--------------------------  --------------  ------------   ----------  --------   --------  -----------   --------    -------------
  $50,000 or less                 584       $ 20,084,311      3.07%      9.814%      646      $ 34,391     94.15%         50.75%
  $50,001  to $100,000          1,024         78,803,337     12.06       7.717       626        76,956     83.50          73.23
  $100,001 to $150,000          1,100        136,423,236     20.87       6.854       629       124,021     82.13          71.17
  $150,001 to $200,000            729        126,086,099     19.29       6.685       624       172,958     81.50          68.62
  $200,001 to $250,000            392         88,079,116     13.48       6.552       627       224,692     81.77          61.16
  $250,001 to $300,000            235         64,178,767      9.82       6.347       636       273,101     82.76          60.66
  $300,001 to $350,000            178         57,589,727      8.81       6.393       638       323,538     82.93          60.58
  $350,001 to $400,000            119         44,684,803      6.84       6.425       636       375,503     83.27          44.43
  $400,001 to $450,000             39         16,586,629      2.54       6.329       634       425,298     82.37          64.11
  $450,001 to $500,000             29         13,811,087      2.11       6.052       659       476,244     80.93          69.02
  $500,001 to $550,000              4          2,079,965      0.32       6.283       652       519,991     75.97          75.10
  $550,001 to $600,000              8          4,599,628      0.70       6.476       617       574,954     82.14          63.27
  $600,001 to $650,000              1            613,619      0.09       5.000       631       613,619     73.42         100.00
                                -----       ------------    ------      ------       ---    ----------    ------         ------
  TOTAL:                        4,442       $653,620,324    100.00%      6.819%      631      $147,146     82.66%         64.92%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,912 to approximately $613,619 and the average outstanding principal balance of the Mortgage Loans was approximately $147,146.

PRODUCT TYPES

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
      PRODUCT TYPES        MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
      -------------        --------------   ------------   ----------  --------   --------  -----------   --------    -------------
Balloon Loans                    528        $ 22,311,170      3.41%     10.257%      660    $    42,256    99.73%         46.46%
15 to 19 Year Fixed Loans        132           8,873,773      1.36       7.949       631         67,226    78.88          55.88
20 to 24 Year Fixed Loans         68           6,005,739      0.92       7.522       631         88,320    80.29          83.60
25 to 29 Year Fixed Loans          8           1,259,614      0.19       6.650       662        157,452    79.18         100.00
30 Year Fixed Loans              969         154,539,171     23.64       6.808       645        159,483    80.54          75.35
2/28 LIBOR ARM Loans           2,329         382,583,853     58.53       6.671       624        164,270    82.96          63.65
3/27 LIBOR ARM Loans             402          76,764,783     11.74       6.417       625        190,957    81.26          54.69
5/25 ARM Loans                     6           1,282,221      0.20       5.822       628        213,703    76.50          57.89
                               -----        ------------    ------      ------       ---    -----------   ------         ------
TOTAL:                         4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE       PERCENT
  STATE DISTRIBUTIONS        NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL        FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
-----------------------    --------------   ------------   ----------  --------   --------  -----------   --------    -------------
Alabama                           63        $  6,082,075      0.93%      7.379%      632    $    96,541    87.02%         87.14%
Arizona                          130          14,244,951      2.18       6.796       647        109,577    84.46          55.46
Arkansas                          34           3,196,608      0.49       7.354       643         94,018    89.42          60.17
California                       864         189,841,455     29.04       6.340       638        219,724    80.85          59.62
Colorado                          89          13,278,534      2.03       6.710       637        149,197    83.25          54.45
Connecticut                       62           9,701,460      1.48       7.081       627        156,475    84.00          75.39
Delaware                           8             999,396      0.15       6.620       679        124,924    82.37         100.00
District of Columbia               9           1,312,522      0.20       7.682       600        145,836    71.29          86.19
Florida                          435          55,391,573      8.47       6.959       626        127,337    82.92          61.10
Georgia                          234          30,557,558      4.68       7.110       617        130,588    82.30          66.73
Idaho                              2             113,772      0.02       8.373       556         56,886    66.47          37.71
Illinois                         162          24,128,813      3.69       6.918       629        148,943    83.95          64.01
Indiana                           97          10,916,794      1.67       7.276       619        112,544    85.92          74.72
Iowa                               9             592,860      0.09       7.429       655         65,873    83.70          66.02
Kansas                            32           3,046,178      0.47       7.324       634         95,193    85.11          65.27
Kentucky                          44           4,170,687      0.64       7.269       628         94,788    83.36          74.13
Louisiana                         26           2,417,310      0.37       7.221       632         92,973    84.78          57.56
Maine                             15           2,357,059      0.36       7.253       636        157,137    84.81          86.77
Maryland                         141          25,179,144      3.85       6.865       609        178,575    82.69          78.07
Massachusetts                     55          11,796,496      1.80       6.688       624        214,482    83.69          77.83
Michigan                         175          19,187,440      2.94       7.237       622        109,643    83.73          60.11
Minnesota                        117          16,396,559      2.51       6.795       637        140,142    84.19          69.12
Mississippi                       24           2,001,513      0.31       7.454       612         83,396    85.50          79.19
Missouri                          76           8,043,030      1.23       7.335       630        105,829    85.76          59.69
Montana                            3             320,401      0.05       6.490       652        106,800    82.06         100.00
Nebraska                          11           1,299,116      0.20       6.885       639        118,101    85.15          91.79
Nevada                            90          15,275,054      2.34       6.778       646        169,723    84.63          45.26
New Hampshire                     10           1,538,699      0.24       6.419       621        153,870    78.34          66.70
New Jersey                        42           8,450,204      1.29       7.248       587        201,195    81.07          76.76
New Mexico                         3             741,120      0.11       6.218       615        247,040    83.87          55.12
New York                          85          15,783,738      2.41       6.732       629        185,691    77.46          69.41
North Carolina                   102          12,610,877      1.93       7.305       630        123,636    85.56          70.66
Ohio                             120          13,090,349      2.00       7.137       626        109,086    85.37          77.83
Oklahoma                           9             661,870      0.10       7.228       621         73,541    85.59          80.57
Oregon                            61           7,518,540      1.15       6.707       651        123,255    83.64          63.03
Pennsylvania                     154          20,040,693      3.07       6.933       625        130,134    83.08          79.14
Rhode Island                      30           5,158,618      0.79       6.806       604        171,954    78.30          55.40
South Carolina                    90           9,568,147      1.46       7.528       611        106,313    82.81          83.60
South Dakota                       3             475,544      0.07       6.866       595        158,515    85.48          41.17
Tennessee                         81           8,390,031      1.28       7.607       626        103,581    87.02          78.79
Texas                            249          21,666,211      3.31       7.381       650         87,013    82.89          40.91
Utah                              24           2,804,721      0.43       6.570       666        116,863    82.79          83.91
Vermont                            1             269,227      0.04       6.250       623        269,227    90.00         100.00
Virginia                         172          27,836,493      4.26       7.002       619        161,840    82.80          74.39
Washington                       113          16,082,026      2.46       6.658       647        142,319    84.28          64.17
West Virginia                     28           2,451,782      0.38       7.453       602         87,564    79.90          81.96
Wisconsin                         56           6,415,168      0.98       6.855       640        114,557    84.80          71.32
Wyoming                            2             217,908      0.03       8.034       619        108,954    96.69          66.87
                               -----        ------------    ------       -----       ---    -----------    -----          -----
TOTAL:                         4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
  RANGE OF ORIGINAL           NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
--------------------       --------------   ------------   ----------  --------   --------  -----------   --------    -------------
50.00% or less                    80        $  8,568,262      1.31%      6.491%      621    $   107,103    40.11%         59.56%
50.01% to 55.00%                  40           5,681,844      0.87       6.840       617        142,046    52.89          45.74
55.01% to 60.00%                  66           9,277,251      1.42       6.566       607        140,564    57.82          53.90
60.01% to 65.00%                  78          13,814,146      2.11       6.586       613        177,104    62.82          53.18
65.01% to 70.00%                 168          27,192,047      4.16       6.587       611        161,857    68.27          56.38
70.01% to 75.00%                 257          42,809,515      6.55       6.635       610        166,574    73.76          66.65
75.01% to 80.00%               1,379         225,773,377     34.54       6.311       645        163,723    79.69          60.72
80.01% to 85.00%                 473          82,717,776     12.66       6.777       607        174,879    84.41          67.42
85.01% to 90.00%                 873         151,824,189     23.23       6.954       626        173,911    89.62          68.06
90.01% to 95.00%                 257          39,763,051      6.08       7.296       636        154,720    94.78          80.92
95.01% to 100.00%                771          46,198,867      7.07       9.013       660         59,921    99.93          69.32
                               -----        ------------    ------       -----       ---    -----------    -----          -----
TOTAL:                         4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.17% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.97% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.73%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.93%.

LOAN PURPOSE

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
    LOAN PURPOSE           MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
    ------------           --------------   ------------   ----------  --------   --------  -----------   --------    -------------
Refinance - Cashout            2,240        $377,661,608     57.78%      6.738%      618    $   168,599    81.37%         69.62%
Purchase                       1,905         231,660,423     35.44       6.944       651        121,607    84.89          55.90
Refinance - Rate/Term            297          44,298,294      6.78       6.862       627        149,153    81.98          71.96
                               -----        ------------    ------       -----       ---    -----------    -----          -----
TOTAL:                         4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

PROPERTY TYPE

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
     PROPERTY TYPE         MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV           DOC
     -------------         --------------   ------------   ----------  --------   --------  -----------   --------      -------
Single Family                  3,503        $506,165,956     77.44%      6.821%      630    $   144,495    82.96%         66.15%
Rowhouse                          10           1,081,581      0.17       7.341       634        108,158    80.75          83.24
Townhouse                         44           4,784,175      0.73       7.036       626        108,731    83.79          74.27
Condominium                      194          26,867,100      4.11       6.831       640        138,490    82.37          61.66
Two- to Four-Family              124          20,035,313      3.07       6.987       635        161,575    75.93          58.68
Manufactured Housing               5             360,428      0.06       7.498       634         72,086    77.55         100.00
Planned Unit Development         562          94,325,771     14.43       6.752       631        167,839    82.56          59.74
                               -----        ------------    ------       -----       ---    -----------    -----         ------
TOTAL:                         4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

DOCUMENTATION

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
    DOCUMENTATION          MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV           DOC
    -------------          --------------   ------------   ----------  --------   --------  -----------   --------      -------
Full Documentation              2,915       $424,308,373     64.92%      6.711%      624    $   145,560    83.38%        100.00%
Stated Documentation            1,452        212,909,209     32.57       7.059       644        146,632    81.07           0.00
Lite Documentation                 75         16,402,742      2.51       6.506       639        218,703    84.68           0.00
                                -----       ------------    ------       -----       ---    -----------    -----         ------
TOTAL:                          4,442       $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

OCCUPANCY

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
 OCCUPANCY                 MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV           DOC
 ---------                 --------------   ------------   ----------  --------   --------  -----------   --------      -------
Primary                         4,185       $625,303,648     95.67%      6.795%      630    $   149,415    82.75%         64.80%
Investment                        212         21,909,290      3.35       7.367       656        103,346    80.04          71.88
Second Home                        45          6,407,386      0.98       7.282       621        142,386    82.95          52.49
                                -----       ------------    ------       -----       ---    -----------    -----          -----
TOTAL:                          4,442       $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

MORTGAGE LOAN AGE SUMMARY

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
MORTGAGE LOAN AGE             NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
     SUMMARY               MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
-----------------          --------------   ------------   ----------  --------   --------  -----------   --------    -------------
      2                          155        $ 26,017,496      3.98%      6.736%      637    $   167,855    82.83%         67.98%
      3                        1,750         268,177,422     41.03       6.828       631        153,244    82.72          68.92
      4                        1,691         245,188,502     37.51       6.751       630        144,996    82.35          64.41
      5                          626          85,931,439     13.15       6.884       629        137,271    83.53          55.34
      6                          173          21,183,303      3.24       7.135       636        122,447    82.88          54.21
      7                           32           4,778,601      0.73       7.298       609        149,331    79.52          74.73
      8                           12           1,894,521      0.29       7.814       638        157,877    79.43          48.96
      9                            2             240,747      0.04       8.356       571        120,374    74.05          50.64
      10                           1             208,293      0.03       6.990       528        208,293    80.00         100.00
                               -----        ------------    ------       -----       ---    -----------    -----         ------
      TOTAL:                   4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
ORIGINAL PREPAYMENT           NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
   PENALTY TERM            MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
-----------------          --------------   ------------   ----------  --------   --------  -----------   --------    -------------
    None                         681        $ 69,594,510     10.65%      7.595%      628    $   102,195    85.61%         64.13%
    6 Months                       4             559,884      0.09       6.878       607        139,971    83.24          74.80
    12 Months                    145          25,728,601      3.94       6.803       627        177,439    82.34          68.22
    13 Months                     18           3,976,526      0.61       6.404       650        220,918    86.30          56.58
    24 Months                  2,096         321,013,024     49.11       6.723       627        153,155    83.33          62.39
    30 Months                      1             324,259      0.05       5.990       758        324,259    80.00         100.00
    36 Months                  1,187         188,991,492     28.91       6.702       639        159,218    80.79          65.40
    48 Months                      6             979,755      0.15       6.385       668        163,293    84.78          92.77
    60 Months                    303          42,210,700      6.46       6.868       625        139,309    80.81          80.80
    84 Months                      1             241,572      0.04       6.150       641        241,572    90.00         100.00
                               -----        ------------    ------       -----       ---    -----------    -----         ------
    TOTAL:                     4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
RANGE OF CREDIT SCORES     MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
----------------------     --------------   ------------   ----------  --------   --------  -----------   --------    -------------
    Not Available                  1        $     50,874      0.01%      7.000%        0    $    50,874    51.00%        100.00%
    500 to 500                     1             179,487      0.03       7.750       500        179,487    67.92           0.00
    501 to 525                    44           6,371,109      0.97       7.537       517        144,798    72.12          80.27
    526 to 550                   273          37,954,524      5.81       7.315       540        139,028    77.51          85.46
    551 to 575                   401          59,733,889      9.14       7.225       564        148,962    79.59          78.94
    576 to 600                   509          79,573,172     12.17       7.076       588        156,332    82.97          69.49
    601 to 625                   885         134,488,595     20.58       6.837       613        151,965    83.89          69.83
    626 to 650                   809         114,848,540     17.57       6.761       638        141,964    83.74          59.22
    651 to 675                   687         100,146,615     15.32       6.599       662        145,774    83.62          56.23
    676 to 700                   385          55,240,495      8.45       6.530       686        143,482    83.37          52.47
    701 to 725                   198          28,755,952      4.40       6.463       712        145,232    83.14          52.83
    726 to 750                   128          17,677,634      2.70       6.613       736        138,107    83.71          56.24
    751 to 775                    78          11,909,683      1.82       6.262       763        152,688    81.87          58.77
    776 to 800                    38           5,925,571      0.91       6.045       785        155,936    80.34          77.26
    801 to 814                     5             764,184      0.12       5.947       805        152,837    69.98          42.39
                               -----        ------------    ------       -----       ---    -----------    -----          -----
    TOTAL:                     4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 631.

CREDIT GRADE

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
CREDIT GRADE               MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
------------               --------------   ------------   ----------  --------   --------  -----------   --------    -------------
  A+                           2,312        $330,772,427     50.61%      6.617%      670    $   143,068    83.87%         56.39%
  A                             1016         157,509,395      24.1       6.906       608        155,029    83.95          68.90
  A-                             453          72,016,972     11.02       7.008       594        158,978    81.09          71.74
  B                              409          57,424,710      8.79       7.206       568        140,403    78.71          78.97
  C                              168          23,617,249      3.61       7.337       540        140,579    76.61          90.51
  C-                              84          12,279,571      1.88       7.255       552        146,185    72.83          88.50
                               -----        ------------    ------       -----       ---    -----------    -----          -----
  TOTAL:                       4,442        $653,620,324    100.00%      6.819%      631    $   147,146    82.66%         64.92%

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

MARGINS

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
 RANGE OF MARGINS          MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
 ----------------          --------------   ------------   ----------  --------   --------  -----------   --------    -------------
3.001% to 3.500%                   3        $    658,750      0.14%      4.740%      683    $   219,583    80.00%         67.92%
3.501% to 4.000%                  32           7,610,312      1.65       4.960       670        237,822    78.65          95.97
4.001% to 4.500%                  82          18,672,338      4.05       5.378       661        227,711    79.18          81.42
4.501% to 5.000%                 178          38,637,616      8.39       5.690       651        217,065    79.62          68.58
5.001% to 5.500%                 318          61,671,132     13.39       5.915       637        193,934    81.13          62.80
5.501% to 6.000%                 534          96,436,542     20.94       6.215       629        180,593    82.08          65.20
6.001% to 6.500%                 485          84,388,447     18.32       6.649       620        173,997    82.43          57.37
6.501% to 7.000%                 407          65,369,924     14.19       7.056       613        160,614    84.00          55.12
7.001% to 7.500%                 252          35,211,328      7.64       7.546       606        139,727    85.27          55.42
7.501% to 8.000%                 182          22,477,952      4.88       8.008       602        123,505    85.92          56.39
8.001% to 8.500%                 137          15,799,498      3.43       8.498       597        115,325    87.02          62.38
8.501% to 9.000%                  76           8,738,557      1.90       8.846       585        114,981    87.47          65.32
9.001% to 9.500%                  42           4,134,600      0.90       9.457       578         98,443    87.19          61.57
9.501% to 10.000%                  8             731,904      0.16       9.956       567         91,488    81.52          62.33
10.001% to 10.500%                 1              91,956      0.02      10.500       607         91,956    95.00           0.00
                               -----        ------------    ------      ------       ---    -----------    -----          -----
TOTAL:                         2,737        $460,630,857    100.00%      6.626%      624    $   168,298    82.66%         62.14%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.186% per annum.

MAXIMUM MORTGAGE RATES

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
 RANGE OF MAXIMUM             NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
  MORTGAGE RATES           MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
 ----------------          --------------   ------------   ----------  --------   --------  -----------   --------    -------------
11.500% or less                  138        $ 26,949,159      5.85%      5.303%      662    $   195,284    78.22%         75.75%
11.501% to 12.000%               350          66,446,142     14.43       5.754       639        189,846    80.08          76.65
12.001% to 12.500%               442          81,431,183     17.68       6.108       632        184,233    80.66          64.18
12.501% to 13.000%               592         109,619,695     23.80       6.532       622        185,168    83.62          60.94
13.001% to 13.500%               368          60,801,321     13.20       6.826       621        165,221    83.56          55.85
13.501% to 14.000%               333          52,933,544     11.49       7.284       611        158,960    84.97          55.56
14.001% to 14.500%               230          29,851,024      6.48       7.828       609        129,787    84.46          50.10
14.501% to 15.000%               170          20,034,976      4.35       8.328       600        117,853    85.69          52.50
15.001% to 15.500%                64           7,318,017      1.59       8.855       591        114,344    88.22          48.88
15.501% to 16.000%                38           3,991,033      0.87       9.098       583        105,027    85.95          65.21
16.001% to 16.500%                 7             584,457      0.13       9.531       578         83,494    89.27          69.26
16.501% to 17.000%                 2             294,266      0.06       9.959       558        147,133    73.19          59.61
17.001% to 17.500%                 2             129,066      0.03      10.500       620         64,533    90.69           0.00
18.501% to 19.000%                 1             246,975      0.05       5.950       601        246,975    79.99         100.00
                               -----        ------------    ------      ------       ---    -----------    -----         ------
TOTAL:                         2,737        $460,630,857    100.00%      6.626%      624    $   168,298    82.66%         62.14%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.800% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.938% per annum.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING       POOL      COUPON      SCORE   OUTSTANDING     LTV       DOCUMENTATION
-------------------------  --------------   ------------   ----------  --------   --------  -----------   --------    -------------
November 2005                      1        $    208,293      0.05%      6.990%      528    $   208,293    80.00%        100.00%
December 2005                      2             240,747      0.05       8.356       571        120,374    74.05          50.64
January 2006                      10           1,545,482      0.34       7.982       641        154,548    78.23          37.43
February 2006                     25           4,232,306      0.92       7.189       606        169,292    79.49          77.84
March 2006                       111          15,125,005      3.28       6.986       635        136,261    83.91          56.56
April 2006                       342          52,788,458     11.46       6.720       631        154,352    83.81          52.63
May 2006                         816         136,868,692     29.71       6.523       626        167,731    82.11          60.97
June 2006                        960         160,501,296     34.84       6.738       620        167,189    83.32          69.50
July 2006                         61          10,889,574      2.36       6.438       628        178,518    85.10          71.75
October 2006                       1             184,000      0.04       6.050       601        184,000    80.00         100.00
February 2007                      2             161,729      0.04       7.520       546         80,864    61.16         100.00
March 2007                        11           2,035,597      0.44       6.796       589        185,054    72.08          46.97
April 2007                        65          12,832,918      2.79       6.565       607        197,430    81.98          42.45
May 2007                         147          27,148,164      5.89       6.300       633        184,681    82.70          56.54
June 2007                        152          29,665,942      6.44       6.360       629        195,171    80.59          59.34
July 2007                         25           4,920,433      1.07       6.834       614        196,817    79.99          50.00
March 2009                         1             163,014      0.04       5.625       655        163,014    71.30           0.00
April 2009                         1             186,267      0.04       6.250       617        186,267    84.93         100.00
June 2009                          4             932,940      0.20       5.771       625        233,235    75.72          59.59
                               -----        ------------    ------       -----       ---    -----------    -----          -----
TOTAL:                         2,737        $460,630,857    100.00%      6.626%      624    $   168,298    82.66%         62.14%

----------------------------
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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